UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 8, 2004
                                                        -----------------


                         GENESIS TECHNOLOGY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                    333-86347                 65-1130026
 ----------------------------      ----------------         -------------------
 (State or Other Jurisdiction      (Commission File            (IRS Employer
      of Incorporation)                 Number)             Identification No.)


             7900 Glades Road, Suite 420, Boca Raton, Florida 33434
             ------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's telephone number, including area code (561) 988-9880
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        EXPLANATORY NOTE TO THIS FORM 8-K

As a result of a review of our SEC filings by the staff of the Securities and Exchange Commission, and after our internal review, we noted that we did not file the required Form 8-K related to the acquisition of Exrema LLC on September 8, 2004 and we did not provide the necessary historical and pro forma financial statements related to this acquisition as required under Item 310 of Regulation SB-2. This filing does not have any impact on the Company's consolidated balance sheet, consolidated statement of operations, earnings per share, and consolidated statement of cash flows for any period.

We are filing this Form 8-K to disclosure the required information related to the acquisition of Extrema LLC.


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Purchase Agreement for Extrema LLC
----------------------------------

On August 11, 2004, Genesis Technology Group, Inc. (the "Company") entered into an asset purchase agreement (the "Agreement") with Extrema LLC ("Extrema") for the purchase of the business and assets of Extrema. Effective September 8, 2004, the Company acquired 60% of the common stock of Extrema, a Miami-based computer hardware wholesaler with a 22-year history. The Company accounted for this acquisition using the purchase method of accounting in accordance with SFAS No.
141. In connection with the acquisition, the Company issued 1,369,697 shares of common stock to the seller. The value of the 1,369,697 common shares issued of $.16 per share or $219,151 was determined based on the average market price of the Company's common shares over the 5-day period before and after the acquisition date of September 8, 2004 and paid cash of $63,500. Additionally, in connection with the acquisition, the seller retained an accounts receivable in the amount of approximately $106,000 which was applied to the purchase price. The purchase price exceeded the fair value of net assets acquired by $468,562. The Company applied $150,000 of the excess to customer lists based on the present value of future cash flows of pending sales orders, which was being amortized over a 36 month period and $15,000 to the fair market value of property and equipment acquired. The remaining excess of $303,562 has been applied to goodwill. The results of operations of Extrema were included in the consolidated results of operations of the Company from the acquisition date of September 9, 2004 to September 30, 2004.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 1, 2005, the shareholders of Extrema, a Miami, Florida based company which sold computer hardware and peripherals, unanimously agreed to discontinue the operations of Extrema because of (a) the disappointing performance of Extrema including continuing operating losses; (b) the Company's lack of ability to obtain working capital loans to finance the purchase of inventory and to finance accounts receivable; and (c) the Company's decision to consolidate all trading and sourcing activities into its new subsidiary, GHK, located in Hong Kong.

On our Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission, the liabilities of Extrema were presented in the balance sheet under the captions "Liabilities of discontinued operation". The carrying amounts of the major classes of these liabilities as of June 30, 2005 are summarized as follows:

         Accounts payable and accrued expenses ...........      163,709
                                                               --------

         Liabilities of discontinued operation ...........     $163,709
                                                               ========

The following table sets forth, for the periods indicated, selected financial data of the Company's discontinued operation.

                                                           Nine Months Ended
                                                                June 30,
                                                           2005         2004
                                                        ----------   ----------

         Revenue .....................................  $1,875,627   $        -
         Cost of Sales ...............................   1,868,525            -
                                                        ----------   ----------
         Gross Profit ................................       7,102            -
         Expenses ....................................     348,924            -
                                                        ----------   ----------

         Loss from discontinued operations ...........    (341,822)           -

         Loss from disposal of discontinued operations    (377,346)           -
                                                        ----------   ----------

         Total loss from discontinued operations .....  $ (719,168)  $        -
                                                        ==========   ==========

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

The audited balance sheets of Exrema, LLC as of September 30, 2004 and December 31, 2003, and the related statements of operations, equity and cash flows for the period from September 9, 2004 to September 30, 2004 and for the year ended December 31, 2003 and the unaudted statements and operations and cash flows for the period from January 1, 2004 to September 8, 2004 (acquisition date) are filed pursuant to Item 9.01(a)(4) (included herein as Exhibit 99.2).

(b) Pro forma financial information.

We are filing this Form 8-K to file unaudited pro-forma financial statements as of and for the year ended September 30, 2004, for the Company and Extrema, pursuant to Item 9.01(b) (included herein as Exhibit 99.3).

(d) Exhibits

Exhibit Number    Description
--------------    -----------

     2.8 Agreement for purchase of LLC Membership Interests in Extrema LLC dated August 12, 2004 (1)

     99.1 Audited Financial Statements for the year ended December 31, 2003 and for the period from September 9, 2004 to September 30, 2004 and unaudited statements of operations and cash flows for the period from January 1, 2004 to September 8, 2004 (acquisition date), for Extrema LLC, LLC, a Florida limited liability company (*)

     99.2 Unaudited pro-forma interim financial statements as of and for the period ended September 30, 2005 for Genesis Technology Group, Inc. and Subsidiaries (*)

(1) Incorporated by reference to exhibits filed with Form 10-KSB filed on 1/19/05.

(*) Filed herein


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2005                 By:    /s/ Adam C. Wasserman
                                               ---------------------
                                        Name:  Adam C. Wasserman
                                        Title: Chief Financial Officer